UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 31, 2016

The Navigators Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15886	13-3138397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, 8th Floor, Stamford, CT		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 905-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 31, 2016, The Navigators Group, Inc. (the “Company” or “Navigators”) sold its insurance agency operations in Sweden and Denmark to Ryan Specialty Group, LLC (“RSG”). The transaction represents a 100% acquisition of Navigators’ Sweden and Denmark corporations, NUAL AB and Navigators A/S, respectively.

Following the acquisition, the new RSG offices, renamed RSG Sweden and RSG Denmark, will partner with Navigators to continue to bring local customers management and professional liability products written on and backed by Navigators Lloyd’s Syndicate 1221 paper.

A copy of the press release, dated January 3, 2017, announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated January 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.

By:	/s/ Emily B. Miner
	Name:	Emily B. Miner
	Title:	Senior Vice President, General Counsel and Secretary

Date: January 3, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated January 3, 2017.